                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 17, 1994


                             BANPONCE CORPORATION
- - - -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      PUERTO RICO                   0-13818                   66-041-6582
- - - -------------------------------------------------------------------------------
(State of incorporation           (Commission               (I.R.S. employer
   or organization)                 File No.)            identification number)

        209 MUNOZ RIVERA AVENUE,
         HATO REY, PUERTO RICO                                    00918
- - - ----------------------------------------                   --------------------
(Address of principal executive offices)                        (Zip code)

Registrant's telephone number, including area code: 809-765-9800

- - - -------------------------------------------------------------------------------

- - - -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)


                       This report consists of 61 pages

                     The Exhibit Index is located at page 4

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 33-57038 on Form S-3, which was declared effective on May 3, 1993, the documents included as Exhibits 1(b), 4(h), and 4(i) hereto, relating to the issuance and sale of the Registrant's 8.35% Non-Cumulative Monthly Income Preferred Stock, 1994 Series A (the "Series A Preferred Stock").

         (c)  Exhibits

              1(b) Underwriting Agreement dated June 17, 1994, between BanPonce Corporation and PaineWebber Incorporated of Puerto Rico.

              4(h) Form of Certificate of Resolution creating the Series A Preferred Stock.

              4(i)   Form of Series A Preferred Stock Certificate.

                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  BANPONCE CORPORATION
                                                      (Registrant)


                                                  /s/ David H. Chafey, Jr.
                                                  --------------------------
                                                      David H. Chafey, Jr.
                                                  Executive Vice President

Dated:  June 20, 1994

                                 EXHIBIT INDEX

                Exhibit                                                                                            Page
                 Number                                       Description                                         Number
                 ------                                       -----------                                         ------
                   1(b)     Underwriting Agreement dated June 17, 1994, between BanPonce Corporation and            5
                            PaineWebber Incorporated of Puerto Rico

                   4(h)     Form of Certificate of Resolution creating the Series A Preferred Stock                51

                   4(i)     Form of Series A Preferred Stock Certificate                                           60